Exhibit 1.1

BUCKEYE PARTNERS, L.P.

Up to $300,000,000 of

Limited Partnership Units Representing Limited Partner Interests

FORM OF EQUITY DISTRIBUTION AGREEMENT

Dated: May 21, 2013

i

EXHIBITS

Exhibit A – Form of Placement Notice

Exhibit B – Authorized Individuals for Placement Notices and Acceptances

Exhibit C – Reserved

Exhibit D – Form of Opinion of Partnership Counsel

Exhibit E – Officer Certificate

Exhibit F – Issuer Pricing Free Writing Prospectus

ii

BUCKEYE PARTNERS, L.P.

Up to $300,000,000 of

Limited Partnership Units Representing Limited Partner Interests

EQUITY DISTRIBUTION AGREEMENT

May 21, 2013

Wells Fargo Securities, LLC

375 Park Avenue

New York, New York 10152

Ladies and Gentlemen:

Buckeye Partners, L.P., a Delaware limited partnership (the “Partnership”), and Buckeye GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), confirm their agreement (this “Agreement”) with Wells Fargo Securities, LLC (“Sales Agent”), as follows:

SECTION 1. Description of Securities.

The Partnership agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through the Sales Agent, acting as agent and/or principal, limited partnership units representing limited partner interests in the Partnership (the “LP Units”) having an aggregate sale price of up to $300,000,000 (the “Maximum Amount”). The LP Units to be issued and sold pursuant to this Agreement are referred to herein as the “Securities.” Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 regarding the number and aggregate sale price of the Securities shall be the sole responsibility of the Partnership, and the Sales Agent shall have no obligation in connection with such compliance. The issuance and sale of the Securities through the Sales Agent will be effected pursuant to the Registration Statement (as defined below) filed by the Partnership and declared effective by the Securities and Exchange Commission (the “Commission”).

The Partnership has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the Commission a registration statement on Form S-3 (File No. 333-178160), including a base prospectus, relating to certain securities, including the Securities to be issued from time to time by the Partnership, and which incorporates by reference documents that the Partnership has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”). The Partnership has prepared a prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”) to the base prospectus included as part of such registration statement. The Partnership will furnish to the Sales Agent, for use by the Sales Agent, copies of the prospectus included as part of such registration statement, as supplemented by the Prospectus Supplement, relating to the Securities. Except where the context otherwise requires, such registration statement, as amended when it became effective, including all documents filed as part thereof or incorporated by reference therein, and including any information contained in a

Prospectus (as defined below) subsequently filed with the Commission pursuant to Rule 424(b) under the Securities Act or deemed to be a part of such registration statement pursuant to Rule 430B of the Securities Act, is herein called the “Registration Statement.” The base prospectus, including all documents incorporated therein by reference, included in the Registration Statement, as it may be supplemented by the Prospectus Supplement, in the form in which such prospectus and/or Prospectus Supplement have most recently been filed by the Partnership with the Commission pursuant to Rule 424(b) under the Securities Act is herein called the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Agreement, all references to the Registration Statement, the Prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to EDGAR.

The General Partner and the Partnership have also entered into separate equity distribution agreements providing for the distribution by the Partnership of LP Units on terms and conditions substantially identical to the terms and conditions hereof (each, an “Alternative Distribution Agreement” and collectively, with this Agreement, the “Distribution Agreements” and each, a “Distribution Agreement”), dated as of even date herewith, with Barclays Capital Inc., UBS Securities LLC, and SunTrust Robinson Humphrey, Inc. (each, an “Alternative Agent” and together with the Sales Agent, the “Agents”). The aggregate sale prices of the LP Units that may be sold pursuant to this Agreement and all Alternative Distribution Agreements shall not exceed the Maximum Amount.

SECTION 2. Placements.

Each time that the Partnership wishes to issue and sell the Securities hereunder (each, a “Placement”), it will notify the Sales Agent by email notice (or other method mutually agreed to in writing by the parties) containing the parameters in accordance with which it desires the Securities to be sold, which shall at a minimum include the number of Securities to be issued (the “Placement Securities”), the time period during which sales are requested to be made, any limitation on the number of Securities that may be sold in any one day and any minimum price below which sales may not be made (a “Placement Notice”), a form of which containing such minimum sales parameters necessary is attached hereto as Exhibit A. Each Placement Notice shall originate from any of the individuals from the Partnership set forth on Exhibit B (with a copy to each of the other individuals from the Partnership listed on such schedule), and shall be addressed to each of the individuals from the Sales Agent set forth on Exhibit B, as such Exhibit B may be amended from time to time. If the Sales Agent (a) wishes to accept such proposed terms included in a Placement Notice (which it may decline to do so for any reason in its sole discretion) it may do so by providing email notice (or other method mutually agreed to in writing by the parties) to the individuals from the Partnership set forth on Exhibit B or, (b) following discussion with the Partnership, wishes to accept amended terms, the Sales Agent shall, prior to 4:30 p.m. (eastern time) on the Business Day following the Business Day on which such Placement Notice is delivered to the Sales Agent, issue to the Partnership a notice by email (or other method mutually agreed to in writing by the parties) addressed to all of the individuals from the Partnership and the Sales Agent set forth on Exhibit B) setting forth the terms that the Sales Agent is willing to accept. Where the terms provided in a Placement Notice are amended as provided for in the immediately preceding sentence, such terms will not be binding on the Partnership or the Sales Agent until the Partnership delivers to the Sales Agent an acceptance by email (or other method mutually agreed to in writing by the parties) of all of the terms of such Placement Notice, as amended (the “Acceptance”), which email shall be addressed to all of the individuals from the Partnership and the Sales Agent set forth on Exhibit B. Each Placement Notice (as amended by the corresponding Acceptance, if applicable) shall be effective upon receipt by the Partnership of the Sales Agent’s acceptance of the terms of the Placement Notice or upon receipt by the Sales Agent of the Partnership’s Acceptance, as the case may be, unless and until (i) the entire amount of the Placement Securities has been sold, (ii) in accordance with the notice requirements set forth in the second sentence of this paragraph, the Partnership terminates the Placement Notice, (iii) the Partnership issues a subsequent Placement Notice with parameters superseding those on the earlier dated Placement Notice, (iv) this Agreement has been terminated under the provisions of Section 13 or (v) either party shall have suspended the sale of the Placement Securities in accordance with Section 4 below; provided, however, that any notice pursuant to Section 4 shall not affect or impair either party’s obligations with respect to any Placement Securities sold hereunder prior to the receipt of such notice or the Partnership’s obligations with respect to any LP Units sold under any Alternative Distribution Agreement. The amount of any discount, commission or other compensation to be paid by the Partnership to the Sales Agent in connection with the sale of the Placement Securities shall be mutually agreed to in writing by the parties but shall not exceed 2% of the gross proceeds from the sale of any Placement Securities pursuant to this Agreement. It is expressly acknowledged and agreed that neither the Partnership nor the Sales Agent will have any obligation whatsoever with respect to a Placement or any Placement Securities unless and until the Partnership delivers a Placement Notice to the Sales Agent and either (i) the Sales Agent accepts the terms of such Placement Notice or (ii) where the terms of such Placement Notice are amended, the Partnership accepts such amended terms by means of an Acceptance pursuant to the terms set forth above, and then only upon the terms specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable) and herein. In the event of a conflict between the terms of this Agreement and the terms of a Placement Notice (as amended by the corresponding Acceptance, if applicable), the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable) will control.

SECTION 3. Sale of Placement Securities by the Sales Agent.

Subject to the provisions of Section 6(a), the Sales Agent, for the period specified in the Placement Notice, will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell the Placement Securities up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Sales Agent will provide written confirmation to the Partnership no later than the opening of the Trading Day (as defined below) immediately following the Trading Day on which it has made sales of Placement Securities hereunder setting forth the number of Placement Securities sold on such day, the compensation payable by the Partnership to the Sales Agent pursuant to Section 2 with respect to such sales, and the Net Proceeds (as defined below) payable to the Partnership, with an itemization of the deductions made by the Sales Agent (as set forth in Section 6(b)) from the gross proceeds that it receives from such sales.

Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), the Sales Agent may sell Placement Securities by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Securities Act, including without limitation sales made directly on the NYSE, on any other existing trading market for the LP Units or to or through a market maker. Subject to the terms of the Placement Notice (as amended by the corresponding Acceptance, if applicable), the Sales Agent may also sell Placement Securities by any other method permitted by law, including but not limited to in privately negotiated transactions. For the purposes hereof, “Trading Day” means any day on which the LP Units are purchased and sold on the principal market on which the LP Units are listed or quoted.

SECTION 4. Suspension of Sales.

The Partnership or the Sales Agent may, upon notice to the other party in writing (including by email correspondence to each of the individuals of the other party set forth on Exhibit B, if receipt of such correspondence is actually acknowledged by any of the individuals to whom the notice is sent, other than via auto-reply) or by telephone (confirmed immediately by verifiable facsimile transmission or email correspondence to each of the individuals of the other party set forth on Exhibit B), suspend any sale of Placement Securities; provided, however, that such suspension shall not affect or impair any party’s obligations with respect to any Placement Securities sold hereunder prior to the receipt of such notice or the Partnership’s obligations with respect to any LP Units sold under any Alternative Distribution Agreement. Each of the parties agrees that no such notice under this Section 4 shall be effective against the other unless it is made to one of the individuals named on Exhibit B hereto, as such Exhibit may be amended from time to time.

SECTION 5. Representations and Warranties.

(a) Representations and Warranties by the Partnership and the General Partner. The Partnership and the General Partner, jointly and severally, represent and warrant to the Sales Agent as of: (i) the date hereof; (ii) each Representation Date (as defined below) on which a certificate is required to be delivered pursuant to Section 7(o) of this Agreement; (iii) each Applicable Time; and (iv) each Settlement Date (as defined below), and agree with the Sales Agent, as follows:

(1) Compliance with Registration Requirements. The Securities have been duly registered under the Securities Act pursuant to the Registration Statement. The Registration Statement has become effective under the Securities Act, or, with respect to any registration statement to be filed to register the offer and sale of the Securities pursuant to Rule 462(b) under the Securities Act (a “Rule 462(b) Registration Statement”), will be filed with the Commission and become effective under the Securities Act no later than 10:00 P.M., New York City time, on the date of determination of the public offering price for the Securities, and no stop order preventing or suspending the use of any base prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus (as defined below), or the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Partnership, are contemplated by the Commission.

At the respective times each of the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became or becomes effective and as of the date hereof, the Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the Securities Act. The conditions for the use of Form S-3, as set forth in the General Instructions thereto, have been complied with, and the Registration Statement meets, and the offering and sale of the Securities as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including, without limitation, Rule 415(a)(5)). The Registration Statement, as of the date hereof and each effective date with respect thereto, did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, as of their respective dates, and at each Applicable Time and Settlement Date, as the case may be, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The representations and warranties set forth in the immediately preceding paragraph shall not apply to statements in or omissions from the Registration Statement or the Prospectus, as amended or supplemented, made in reliance upon and in conformity with information furnished to the Partnership in writing by the Sales Agent or an Alternative Agent expressly for use therein.

The copies of the Registration Statement and any Rule 462(b) Registration Statement and any amendments thereto, any other preliminary prospectus, each Issuer Free Writing Prospectus that is required to be filed with the Commission pursuant to Rule 433 and the Prospectus and any amendments or supplements thereto delivered and to be delivered to the Sales Agent (electronically or otherwise) in connection with the offering of the Securities were and will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

Each Issuer Free Writing Prospectus relating to the Securities, as of its issue date and as of each Applicable Time and Settlement Date, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Prospectus, including any incorporated document deemed to be a part thereof that has not been superseded or modified, or included, includes or will include an untrue statement of a material fact or omitted, omits or will omit to state a material fact necessary in order to make the statements therein, in light of the circumstances, prevailing at that subsequent time, not misleading. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Partnership by the Sales Agent or an Alternative Agent specifically for use therein.

For purposes of each offering of the Securities under this Agreement that is not a firm commitment underwriting, the Partnership will be an “ineligible issuer” (as defined in Rule 405 of the Act) as of each relevant eligibility determination date for purpose of Rules 164 and 433 under the Securities Act.

Each document incorporated by reference in the Registration Statement or the Prospectus heretofore filed, when it was filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act, and any further documents so filed and incorporated after the date of this Agreement will, when they are filed, conform in all material respects with the requirements of the Exchange Act; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

(2) Formation, Good Standing and Qualification. Each of the General Partner, the Partnership, and the subsidiaries of the Partnership have been duly formed and is validly existing as a corporation, limited liability company, limited partnership, or other entity under the laws of the jurisdiction of its organization, has the corporate, limited liability company, limited partnership or analogous, as applicable, power and authority to own or lease, as the case may be, and to operate its properties and conduct the its business in all material respects as described in the Registration Statement and the Prospectus and, with respect to the General Partner, to act as the general partner of the Partnership, and, with respect to the General Partner and the Partnership, to execute and deliver this Agreement, and to perform its obligations under this Agreement. Each of the General Partner, the Partnership, and the subsidiaries of the Partnership is duly qualified or registered to do business as a foreign corporation, limited liability company, limited partnership or other entity in, and is in good standing under the laws of, each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered and in good standing would not, individually or in the aggregate, (i) have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Partnership and the Partnership’s subsidiaries (collectively, the “Partnership Entities”), taken as a whole, whether or not arising from transactions in the ordinary course of business or (ii) subject the Partnership or the limited partners of the Partnership to any material liability or disability, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Prospectus (exclusive of any supplement thereto) ((i) or (ii) a “Material Adverse Effect”).

(3) Ownership of the Partnership.

(i) General Partner Interests. The General Partner is the sole general partner of the Partnership, with a noneconomic general partner interest in the Partnership; such general partner interest is the only general partner interest of the Partnership that is issued and outstanding; and such general partner interest has been duly authorized and validly issued and is owned by the General Partner free and clear of any perfected security interest or any other security interest, claim, lien or encumbrance (collectively, “Liens”).

(ii) Limited Partner Interests. The limited partners of the Partnership hold LP Units in the Partnership aggregating a 100% limited partner interest in the Partnership, represented by (as of May 21, 2013) 97,427,064 LP Units and 8,160,943 Class B Units; such LP Units and Class B Units are the only limited partner interests of the Partnership that are issued and outstanding; all of such LP Units and Class B Units have been duly authorized and validly issued pursuant to the agreement of limited partnership of the Partnership, as amended and restated to the date hereof (the “Partnership Agreement”), and are fully paid and nonassessable (except to the extent such nonassessability may be affected by Section 17-607 of the Delaware Revised Uniform Limited Partnership Act, as amended (“DRULPA”)).

(4) Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by each of the Partnership and the General Partner.

(5) Valid Issuance of Securities; No Options or Preemptive Rights of Securities. The authorized partnership interests of the Partnership, including the Securities, and the limited partner interests represented thereby, conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus; the Securities, and the limited partner interests represented thereby, have been duly authorized and, when issued and delivered by the Partnership pursuant to this Agreement against payment therefor, will be validly issued, fully paid (to the extent required under the Partnership Agreement) and nonassessable (except to the extent such nonassessability may be affected by Section 17-607 of the DRULPA); the holders of outstanding LP Units of the Partnership are not entitled to statutory, preemptive or other similar contractual rights to subscribe for the Securities; and, except as set forth in the

Registration Statement and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, partnership securities or ownership interests in the Partnership are outstanding.

(6) NYSE. The Securities have been approved for listing, subject only to official notice of issuance, on the NYSE, and the Partnership has taken no action designed to, or likely to have the effect of delisting the Securities or any listed LP Units from the NYSE, nor has the Partnership received any notification that the Commission or the NYSE is contemplating terminating such listing.

(7) Accuracy of Descriptions and Exhibits. There is no franchise, contract or other document of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required; the statements in the Registration Statement and the Prospectus under the headings “Description of the Limited Partnership Units,” “How We Make Cash Distributions” and “The Partnership Agreement” insofar as such statements summarize agreements, documents or proceedings discussed therein, are in all material respects accurate and fair; and the discussions under the headings “Material Tax Consequences” and “Tax Considerations” in the Registration Statement and the Prospectus, to the extent they relate to matters of United States federal income tax law, are accurate in all material respects.

(8) Authority. The Partnership has all requisite limited partnership power and authority to issue, sell and deliver the Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Partnership Agreement, the Registration Statement and the Prospectus, and to consummate the transactions contemplated under this Agreement. All partnership or limited liability company action required to be taken by the Partnership, its unitholders or any of the Partnership Entities for (i) the authorization, issuance, sale and delivery of the Securities, (ii) the execution and delivery by the Partnership and the General Partner of this Agreement and (iii) the consummation of the transactions contemplated by this Agreement has been validly taken.

(9) Authorization and Enforceability of the Partnership Agreement.

(i) The Partnership Agreement has been duly authorized, executed and delivered and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms; except that the enforceability thereof may be affected by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer and other laws of general applicability relating to or affecting creditors’ rights and by general equitable principles.

(10) Absence of Further Requirements. No consent, approval, authorization, filing with or order of any court or governmental agency or body (a “Consent”) is required in connection with the transactions contemplated in this Agreement, except such as (i) may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities in the manner contemplated herein and in the Registration Statement and the Prospectus, (ii) have been obtained (other than such Consents which would not, if not obtained, individually or in the aggregate, have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby) or (iii) have been disclosed in the Registration Statement and the Prospectus.

(11) Absence of Defaults and Conflicts. None of (i) the offer, issue and sale of the Securities, (ii) the execution, delivery and performance of this Agreement by the General Partner and the Partnership, (iii) the consummation of the transactions contemplated by this Agreement, or (iv) the fulfillment of the terms hereof will conflict with, or result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Partnership Entities pursuant to, (A) the Organizational Documents of any of the Partnership Entities, (B) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which any of the Partnership Entities is a party, by which any of them is bound or to which any of their property is subject, or (C) any statute, law, rule, regulation, judgment, order or decree applicable to any of the Partnership Entities of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the Partnership Entities or any of their properties, except in the case of clause (B) for such conflict, breach, violation or default that would not have a Material Adverse Effect.

(12) Absence of Registration Rights. Except as disclosed in the Registration Statement or the Prospectus, there are no contracts, agreements or understandings between the Partnership and any person granting such person the right to require the Partnership to file a registration statement under the Securities Act with respect to any securities of the Partnership. There are no contracts, agreements or understandings between the Partnership and any person granting such person the right to require the Partnership to include any securities with the issuance and sale of the Securities contemplated under this Agreement.

(13) Financial Statements. The consolidated historical financial statements and schedules of the Partnership and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and the Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Partnership and its consolidated subsidiaries as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Securities Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

(14) Adequacy of Books, Records and Accounts. The books, records and accounts of the Partnership and its consolidated subsidiaries accurately reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the results of operations of, the Partnership and its consolidated subsidiaries, in all material respects.

(15) Absence of Violations and Defaults. None of the Partnership Entities is in violation or default of (i) any provision of its Organizational Documents, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party, by which it is bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Partnership Entities or any of their properties, as applicable, except, in the case of clauses (ii) or (iii), as could not reasonably be expected to have a Material Adverse Effect.

(16) Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the Partnership and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement and the Prospectus, are independent public accountants with respect to the Partnership within the meaning of the Securities Act and the applicable published rules and regulations thereunder.

(17) Tax Returns. Each of the Partnership Entities has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect.

(18) Absence of Labor Disputes. No labor problem or dispute with the employees of the Partnership Entities or Buckeye Pipe Line Services Company, a Pennsylvania corporation (“Services Company”); exists or, to the knowledge of the General Partner or the Partnership, is threatened or imminent, and neither the General Partner nor the Partnership is aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that in any such case could have a Material Adverse Effect.

(19) Insurance. Each of the Partnership Entities is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; all policies of insurance insuring any of the Partnership Entities or any of their respective businesses, assets, employees, officers and directors are in full force and effect; the Partnership Entities are in compliance with the terms of such policies and instruments in all material respects; there are no claims by any of the Partnership Entities under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; none of the Partnership Entities has been refused any insurance coverage sought or applied for; and none of the Partnership Entities has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(20) No Restrictions on Distributions. Except as described in the Prospectus, no wholly-owned subsidiary of the Partnership is currently prohibited, directly or indirectly, from paying any dividends to the Partnership, from making any other distribution on such entity’s equity, from repaying to the General Partner or the Partnership any loans or advances to such entity from the General Partner or the Partnership or from transferring any of such entity’s property or assets to the Partnership or any other subsidiary of the Partnership.

(21) Possession of Licenses and Permits. Each of the Partnership Entities possesses all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct its business, except for such failures to possess the same that would not have a Material Adverse Effect; and none of the Partnership Entities has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(22) Accounting Controls and Disclosure Controls. Each of the Partnership Entities has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act) and

“internal control over financial reporting” (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Partnership Entities is made known to the General Partner’s principal executive officer and principal financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Partnership Entities’ independent auditors and the Audit Committee of the Board of Directors of the General Partner have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Partnership Entities’ ability to record, process, summarize and report financial data and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Partnership Entities’ internal controls; all material weaknesses, if any, in internal controls have been identified to the Partnership Entities’ independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the principal executive officer and principal financial officer of the General Partner have made all certifications required by the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the Commission, and the statements contained in each such certification are complete and correct; and the Partnership Entities and the General Partner’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the Commission and the New York Stock Exchange promulgated thereunder.

(23) Absence of Material Weakness. The Partnership Entities are not aware of any material weaknesses in their internal control over financial reporting.

(24) Absence of Manipulation. Other than excepted activity pursuant to Regulation M under the Exchange Act, none of the Partnership Entities, or to the knowledge of the Partnership Entities, any of their affiliates, has taken, nor will any of the the Partnership Entities, or, to the knowledge of the Partnership Entities, any of their affiliates take, directly or indirectly, any action designed to, that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Securities.

(25) ERISA. Each of Services Company and the Partnership Entities has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974 (“ERISA”) and the regulations and published interpretations thereunder with respect to each “plan” (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which the employees of Services Company are eligible to participate and each such plan (excluding any multiemployer plan, as defined in Section 3(37) of ERISA, that is not sponsored or maintained by Services Company or the Partnership Entities) is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations. Services Company, the General Partner, the Partnership and their subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

(26) Possession of Intellectual Property. The Partnership Entities own, possess, license or have other rights to use, on reasonable terms, all material patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, technology, know-how and other intellectual property necessary for the conduct of the Partnership’s business as now conducted or as proposed in the Registration Statement and the Prospectus to be conducted.

(27) Lending Relationship. Except as disclosed in the Registration Statement and the Prospectus, none of the Partnership Entities (i) has any material lending or other relationship with any bank or lending affiliate of any Agent and (ii) intends to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any affiliate of any Agent.

(28) Related Party Transactions. No relationship, direct or indirect, exists between or among the Partnership or any of its subsidiaries, on the one hand, and the securityholders, customers or suppliers of the Partnership or any of its subsidiaries, the directors or officers of the General Partner, or any affiliate of the Partnership or any of its subsidiaries, on the other hand, which is required to be described in the Registration Statement and the Prospectus and which is not so described.

(29) No Material Adverse Change. There has not occurred any material adverse change in the condition, financial or otherwise, or in the earnings, business, operations or prospects of the Partnership Entities, taken as a whole, since the respective dates as of which information is given in the Registration Statement and the Prospectus.

(30) Validity of Data. Any statistical and market-related data included in the Registration Statement or the Prospectus is based on or derived from sources that the Partnership believes to be reliable and accurate, and the Partnership has obtained the written consent to the use of such data from such sources to the extent the General Partner believes is required.

(31) Title to Property. Each of the Partnership Entities has good and marketable title to all property (real and personal) described in the Registration Statement and the Prospectus as being owned by each of them, free and clear of all liens, claims, security interests or other encumbrances, except for failures to have good and marketable title that would not have a Material Adverse Effect; and all the property described in the Registration Statement and the Prospectus as being held under lease by the Partnership Entities is held thereby under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the businesses of the Partnership Entities.

(32) Rights-of-Way. Each of the Partnership Entities has such consents, easements, rights-of-way or licenses from any person (“rights-of-way”) as are necessary to conduct its business in the manner described in the Registration Statement and the Prospectus, subject to such qualifications as may be set forth in the Registration Statement and the Prospectus, and except for such rights-of-way the failure of which to have obtained would not have, individually or in the aggregate, a Material Adverse Effect; each of the Partnership Entities has fulfilled and performed all its material obligations with respect to such rights-of-way and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or would result in any impairment of the rights of the holder of any such rights-of-way, except for such revocations, terminations and impairments that will not have a Material Adverse Effect, subject in each case to such qualification as may be set forth in the Registration Statement and the Prospectus; and, except as described in the Registration Statement and the Prospectus, none of such rights-of-way contains any restriction that would materially interfere with the conduct of the business or use of the properties of the Partnership Entities, taken as a whole.

(33) Absence of Proceedings. Except as described in the Registration Statement and the Prospectus, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the General Partner or the Partnership, threatened, to which any of the Partnership Entities is or may be a party or to which the business or property of any of the Partnership Entities is or may be subject, (ii) no statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency, and (iii) no injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the Partnership Entities is or may be subject, that could (A) have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and issuance of the Units, (C) have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby, or (D) in any manner draw into question the validity of this Agreement.

(34) Foreign Corrupt Practices Act. None of the Partnership Entities nor, to the knowledge of the General Partner or the Partnership, any director, officer, agent or employee of the Partnership Entities is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the FCPA, including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA. “FCPA” means the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(35) Money Laundering. The operations of the Partnership Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of

1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any of the Partnership Entities with respect to the Money Laundering Laws is pending or, to the best knowledge of the General Partner and the Partnership, threatened.

(36) OFAC. None of the Partnership Entities nor, to the knowledge of the General Partner or the Partnership, any director, officer, agent, employee or affiliate of the General Partner or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Partnership will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(37) Investment Company Act. None of the Partnership Entities is, and after giving effect to the offering and sale of the Securities as contemplated in this Agreement and in any Alternative Distribution Agreement and the application of the net proceeds therefrom as described in the Prospectus under the caption “Use of Proceeds,” none of the Partnership Entities will be, an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the 1940 Act.

(38) Environmental Laws. Each of the Partnership Entities (i) is in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

(39) Environmental Liabilities. In the ordinary course of its business, the General Partner, on behalf of the Partnership, periodically reviews the effect of Environmental Laws on the business, operations and properties of the Partnership and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review, the General Partner and the Partnership have reasonably concluded that such associated costs and liabilities would not, singly or in the aggregate, have a Material Adverse Effect, other than as disclosed in the Registration Statement and the Prospectus. Except as set forth in the Registration

Statement and the Prospectus, none of the Partnership Entities has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except as would not, singly or in the aggregate, have a Material Adverse Effect.

(40) XBRL. The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(41) Permitted Free Writing Prospectus. The Partnership has not distributed and will not distribute any offering material in connection with the offering and sale of the Securities to be sold hereunder by the Sales Agent as principal or agent for the Partnership, other than the Prospectus and any Permitted Free Writing Prospectus reviewed and consented to by the Sales Agent.

(42) Actively Traded Security. The Common Units are an “actively traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by subsection (c)(1) of such rule.

(43) Transfer Taxes. There are no transfer taxes, stamp duties, capital duties or other similar duties, taxes or charges payable in connection with the execution or delivery of this Agreement by the Partnership or the issuance or sale by the Partnership of the Securities to be sold by the Partnership hereunder.

(44) No Other Contracts. Other than this Agreement, none of the Partnership Entities is party to any contract, agreement or understanding that would give rise to a valid claim against the Partnership Entities or the Sales Agent for a brokerage commission, finder’s fee or other like payment with respect to the consummation of the transactions contemplated by this Agreement.

(45) Proprietary Trading by the Sales Agent. The Partnership acknowledges and agrees that the Sales Agent informed the Partnership that the Sales Agent may, to the extent permitted under the Securities Act and the Exchange Act, purchase and sell LP Units for its own account while this Agreement is in effect.

(b) Certificates. Any certificate signed by any officer of the General Partner on behalf of the General Partner or the Partnership and delivered to the Sales Agent or to counsel for the Sales Agent shall be deemed a representation and warranty by the Partnership to the Sales Agent as to the matters covered thereby.

SECTION 6. Sale and Delivery to the Sales Agent; Settlement.

(a) Sale of Placement Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, upon the Sales Agent’s acceptance of the terms of a Placement Notice or upon receipt by the Sales Agent of an Acceptance, as the case may be, and unless the sale of the Placement Securities described therein has been declined, suspended, or otherwise terminated in accordance with the terms of this

Agreement, the Sales Agent, for the period specified in the Placement Notice (as amended by the corresponding Acceptance, if applicable), will use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities up to the amount specified, and otherwise in accordance with the terms of such Placement Notice (as amended by the corresponding Acceptance, if applicable). The Partnership acknowledges and agrees that (i) there can be no assurance that the Sales Agent will be successful in selling Placement Securities, (ii) the Sales Agent will incur no liability or obligation to the Partnership or any other person or entity if it does not sell Placement Securities for any reason other than a failure by the Sales Agent to use its commercially reasonable efforts consistent with its normal trading and sales practices to sell such Placement Securities as required under this Section 6 and (iii) the Sales Agent shall be under no obligation to purchase Securities on a principal basis pursuant to this Agreement, except as otherwise agreed by the Sales Agent in the Placement Notice (as amended by the corresponding Acceptance, if applicable).

(b) Settlement of Placement Securities. Unless otherwise specified in the applicable Placement Notice (as amended by the corresponding Acceptance, if applicable), settlement for sales of Placement Securities will occur on the third (3rd) Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each, a “Settlement Date”). The amount of proceeds to be delivered to the Partnership on a Settlement Date against receipt of the Placement Securities sold (the “Net Proceeds”) will be equal to the aggregate sales price received by the Sales Agent, after deduction for (i) the Sales Agent’s commission, discount or other compensation for such sales payable by the Partnership pursuant to Section 2 hereof, and (ii) any transaction fees imposed by any governmental or self-regulatory organization in respect of such sales.

(c) Delivery of Placement Securities. On or before each Settlement Date, the Partnership will, or will cause its transfer agent to, electronically transfer the Placement Securities being sold by crediting the Sales Agent’s or its designee’s account (provided the Sales Agent shall have given the Partnership written notice of such designee prior to the Settlement Date) at The Depository Trust Company (“DTC”) through its Deposit and Withdrawal at Custodian System or by such other means of delivery as may be mutually agreed upon by the parties hereto which in all cases shall be freely tradable, transferable units eligible for delivery through DTC. On each Settlement Date, the Sales Agent will deliver the related Net Proceeds in same day funds to an account designated by the Partnership on, or prior to, the Settlement Date. The Partnership agrees that if the Partnership, or its transfer agent (if applicable), defaults in its obligation to deliver Placement Securities on a Settlement Date, the Partnership agrees that in addition to and in no way limiting the rights and obligations set forth in Section 10(a) hereto, it will (i) hold the Sales Agent harmless against any loss, liability, claim, damage, or expense whatsoever (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Partnership or its transfer agent and (ii) pay to the Sales Agent any commission, discount, or other compensation to which it would otherwise have been entitled absent such default.

(d) Limitations on Offering Size. Under no circumstances shall the Partnership cause or request the offer or sale of any Securities, if after giving effect to the sale of such Securities, the aggregate offering price of the Securities sold pursuant to this Agreement and the LP Units sold pursuant to all Alternative Distribution Agreements would exceed the lesser of (A) the

Maximum Amount, (B) the amount available for offer and sale under the currently effective Registration Statement, (C) the amount authorized from time to time to be issued and sold under this Agreement and all Alternative Distribution Agreements by the board of directors of the General Partner, or a duly authorized committee thereof, and notified to the Sales Agent in writing. Under no circumstances shall the Partnership cause or request the offer or sale of any Securities pursuant to this Agreement at a price lower than the minimum price, if any, authorized from time to time by the board of directors of the General Partner and notified to the Sales Agent in writing. Further, under no circumstances shall the aggregate offering price of the Securities sold pursuant to this Agreement and the LP Units sold pursuant to all Alternative Distribution Agreements, including any separate underwriting or similar agreement covering principal transactions described in Section 1 of this Agreement exceed the Maximum Amount.

(e) Limitations on Managers. The Partnership agrees that any offer to sell, any solicitation of an offer to buy or any sales of Securities shall only be effected by or through one of the Agents on any single given day, and the Partnership shall in no event request that more than one Agent sell Securities on the same day.

(f) Blackout Periods. Notwithstanding any other provision of this Agreement, the Partnership shall not offer, sell or deliver, or request the offer or sale of, any Securities and, by notice to the Sales Agent given by telephone (confirmed promptly by facsimile transmission or email), shall cancel any instructions for the offer or sale of any Securities, and the Sales Agent shall not be obligated to offer or sell any Securities (i) during any period in which the Partnership is, or could be deemed to be, in possession of material non-public information, or (ii) except as provided in Section 6(g), at any time from and including the date (each, an “Announcement Date”) on which the Partnership shall issue a press release containing, or shall otherwise publicly announce, its earnings, revenues or other results of operations (each, an “Earnings Announcement”) through and including the time that is 24 hours after the time that the Partnership files (a “Filing Time”) a quarterly report on Form 10-Q or an annual report on Form 10-K that includes consolidated financial statements as of and for the same period or periods, as the case may be, covered by such Earnings Announcement.

(g) Sales during Quarterly Blackout Periods. If the Partnership wishes to offer, sell or deliver Securities at any time during the period from and including an Announcement Date through and including the time that is 24 hours after the corresponding Filing Time, the Partnership shall (i) prepare and deliver to the Sales Agent (with a copy to its counsel) a draft of a current report on Form 8-K, which shall include substantially the same financial and related information as was set forth in the relevant Earnings Announcement (other than any earnings projections, similar forward-looking data and officers’ quotations) (each, an “Earnings 8-K”), in form and substance reasonably satisfactory to the Sales Agent, and obtain the consent of the Sales Agent to the filing thereof (such consent not to be unreasonably withheld), (ii) provide the Sales Agent with the officers’ certificate, opinions/letters of counsel to the Partnership, opinions/letters of counsel to the Sales Agent and accountants’ letter called for by Sections 7(o), (p), (q) and (r); respectively, (iii) afford the Sales Agent the opportunity to conduct a due diligence review in accordance with Section 7(m) and (iv) file (as opposed to “furnish”) such Earnings 8-K with the Commission, and the provisions of clause (ii) of Section 6(f) shall not be applicable for the period from and after the time at which the foregoing conditions shall have been satisfied (or, if later, the time that is 24 hours after the time that the relevant Earnings

Announcement was first publicly released) through and including the time that is 24 hours after the Filing Time of the relevant quarterly report on Form 10-Q or annual report on Form 10-K under the Exchange Act, as the case may be. For purposes of clarity, the parties hereto agree that (A) the delivery of any officers’ certificate, opinions/letters of counsel to the Partnership, opinions/letters of counsel to the Sales Agent and accountants’ letter pursuant to this Section 6(g) shall not relieve the Partnership from any of its obligations under this Agreement with respect to any quarterly report on Form 10-Q or annual report on Form 10-K, as the case may be, including, without limitation, the obligation to deliver officers’ certificates, opinions/letters of counsel to the Partnership, opinions/letters of counsel to the Sales Agent and accountants’ letters as provided in Section 7 and (B) this Section 6(g) shall in no way affect or limit the operation of the clause (i) of Section 6(f), which shall have independent application.

SECTION 7. Covenants of the Partnership.

The Partnership covenants with the Sales Agent as follows:

(a) Registration Statement Amendments; Payment of Fees. After the date of this Agreement and during any period in which a Prospectus relating to any Placement Securities is required to be delivered by the Sales Agent under the Securities Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), (i) the Partnership will notify the Sales Agent promptly of the time when any subsequent amendment to the Registration Statement, other than documents incorporated by reference, has been filed with the Commission and/or has become effective or any subsequent supplement to the Prospectus has been filed and of any comment letter from the Commission or any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information; (ii) the Partnership will prepare and file with the Commission, promptly upon the Sales Agent’s request, any amendments or supplements to the Registration Statement or Prospectus that, in the Sales Agent’s reasonable opinion, may be necessary or advisable in connection with the distribution of the Placement Securities by the Sales Agent (provided, however, that the failure of the Sales Agent to make such request shall not relieve the Partnership of any obligation or liability hereunder, or affect the Sales Agent’s right to rely on the representations and warranties made by the Partnership in this Agreement); (iii) the Partnership will not file any amendment or supplement to the Registration Statement or Prospectus, other than documents incorporated by reference, relating to the Placement Securities or a security convertible into the Placement Securities unless a copy thereof has been submitted to the Sales Agent within a reasonable period of time before the filing and the Sales Agent has not reasonably objected thereto (provided, however, that the failure of the Sales Agent to make such objection shall not relieve the Partnership of any obligation or liability hereunder, or affect the Sales Agent’s right to rely on the representations and warranties made by the Partnership in this Agreement); and (iv) the Partnership will cause each amendment or supplement to the Prospectus, other than documents incorporated by reference, to be filed with the Commission as required pursuant to the applicable paragraph of Rule 424(b) of the Securities Act (without reliance on Rule 424(b)(8) of the Securities Act).

(b) Notice of Commission Stop Orders. The Partnership will advise the Sales Agent, promptly after it receives notice or obtains knowledge thereof, of the issuance or threatened issuance by the Commission of any stop order suspending the effectiveness of the Registration

Statement or of any other order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Placement Securities for offering or sale in any jurisdiction or of the loss or suspension of any exemption from any such qualification, or of the initiation or threatening of any proceedings for any of such purposes, or of any examination pursuant to Section 8(e) of the Securities Act concerning the Registration Statement or if the Partnership becomes the subject of a proceeding under Section 8A of the Securities Act in connection with the offering of the Securities. The Partnership will make every reasonable effort to prevent the issuance of any stop order, the suspension of any qualification of the Securities for offering or sale and any loss or suspension of any exemption from any such qualification, and if any such stop order is issued or any such suspension or loss occurs, to obtain the lifting thereof at the earliest possible moment.

(c) Delivery of Registration Statement and Prospectus. The Partnership will furnish to the Sales Agent and counsel to the Sales Agent (at the expense of the Partnership) copies of the Registration Statement, the Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement or Prospectus, and any Issuer Free Writing Prospectuses, that are filed with the Commission during any period in which a Prospectus relating to the Placement Securities is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as reasonably practicable and in such quantities and at such locations as the Sales Agent may from time to time reasonably request. The copies of the Registration Statement and the Prospectus and any supplements or amendments thereto furnished to the Sales Agent will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d) Continued Compliance with Securities Laws. If at any time when a Prospectus is required by the Securities Act or the Exchange Act to be delivered in connection with a pending sale of the Placement Securities (including, without limitation, pursuant to Rule 172), any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Sales Agent or for the Partnership, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the Securities Act, the Partnership will promptly notify the Sales Agent to suspend the offering of Placement Securities during such period and the Partnership will promptly prepare and file with the Commission such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Partnership will furnish to the Sales Agent such number of copies of such amendment or supplement as the Sales Agent may reasonably request. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted, conflicts or would conflict with the information contained in the Registration Statement or the Prospectus or included, includes or would include an untrue statement of a material fact or omitted, omits or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances, prevailing at that subsequent time, not misleading, the Partnership will promptly notify the Sales Agent to suspend the offering of Placement Securities during such period and the Partnership will, subject to Section 7(a) hereof, promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(e) Blue Sky and Other Qualifications. The Partnership will use its best efforts, in cooperation with the Sales Agent, to qualify the Placement Securities for offering and sale, or to obtain an exemption for the Securities to be offered and sold, under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Sales Agent may designate and to maintain such qualifications and exemptions in effect for so long as required for the distribution of the Securities (but in no event for less than one year from the date of this Agreement); provided, however, that the Partnership shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Placement Securities have been so qualified or exempt, the Partnership will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification or exemption, as the case may be, in effect for so long as required for the distribution of the Placement Securities (but in no event for less than one year from the date of this Agreement).

(f) Rule 158. The Partnership will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide to the Sales Agent the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(g) Use of Proceeds. The Partnership will use the net proceeds received by it from the sale of the Securities in the manner specified in the Prospectus under “Use of Proceeds.”

(h) Listing. During any period in which the Prospectus relating to the Placement Securities is required to be delivered by the Sales Agent under the Securities Act with respect to a pending sale of the Placement Securities (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), the Partnership will use its commercially reasonable efforts to cause the Placement Securities to be listed on the NYSE.

(i) Filings with the NYSE. The Partnership will timely file with the NYSE all material documents and notices required by the NYSE of companies that have or will issue securities that are traded on the NYSE.

(j) Reporting Requirements. The Partnership, during any period when the Prospectus is required to be delivered under the Securities Act and the Exchange Act (including in circumstances where such requirement may be satisfied pursuant to Rule 172 under the Securities Act), will file all documents required to be filed with the Commission pursuant to the Exchange Act within the time periods required by the Exchange Act.

(k) Notice of Other Sales. The Partnership will not, without (i) giving the Sales Agent at least five (5) business days’ prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (ii) the Sales Agent suspending activity under this program for such period of time as requested by the Partnership or as deemed appropriate by the Sales Agent in light of the proposed sale, (A) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, lend or otherwise transfer or dispose of, directly or indirectly, any LP Units or securities convertible into or exchangeable or exercisable for or repayable with LP Units, or file any registration statement under the 1933 Act with respect to any of the foregoing (other than a shelf registration statement under Rule 415 under the 1933 Act, a registration statement on Form S-8 or post-effective amendment to the Registration Statement) or (B) enter into any swap or other agreement or any transaction that transfers in whole or in part, directly or indirectly, any of the economic consequence of ownership of the LP Units, or any securities convertible into or exchangeable or exercisable for or repayable with LP Units, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of LP Units or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (x) the Securities to be offered and sold through the Sales Agent pursuant to this Agreement or any terms agreement or the LP Units to be offered and sold through any Alternative Agent pursuant to any Alternative Distribution Agreement, (y) equity incentive awards approved by the Board of Directors of the General Partner or the compensation committee thereof (or a person authorized by the compensation committee) or the issuance of LP Units upon vesting thereof and (z) the payment-in-kind distributions made in respect of, or the conversion into LP Units of, the Class B units.

(l) Change of Circumstances. The Partnership will, at any time during a fiscal quarter in which the Partnership intends to tender a Placement Notice or sell Placement Securities, advise the Sales Agent promptly after it shall have received notice or obtained knowledge thereof, of any information or fact that would alter or affect in any material respect any opinion, certificate, letter or other document provided to the Sales Agent pursuant to this Agreement.

(m) Due Diligence Cooperation. The Partnership will cooperate with any reasonable due diligence review conducted by the Sales Agent or its agents in connection with the transactions contemplated hereby, including, without limitation, providing information and making available documents and senior officers, during regular business hours and at the Partnership’s principal offices, as the Sales Agent may reasonably request.

(n) Disclosure of Sales. The Partnership will disclose in its quarterly reports on Form 10-Q and in its annual report on Form 10-K the aggregate number of Securities sold through the Sales Agent pursuant to this Agreement and LP Units sold through the Alternative Agents pursuant to all Alternative Distribution Agreements, the Net Proceeds received by the Partnership with respect to all such sales pursuant to this Agreement and all Alternative Distribution Agreements, and the aggregate compensation payable by the Partnership to the Sales Agent with respect to all such sales pursuant to this Agreement and to the Alternative Managers with respect to all such sales pursuant to all Alternative Distribution Agreements.

(o) Representation Dates; Certificate. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement and:

(1) each time the Partnership:

(i) files the Prospectus relating to the Placement Securities or amends or supplements the Registration Statement or the Prospectus relating to the Placement Securities by means of a post-effective amendment, sticker, or supplement but not by means of incorporation of documents by reference into the Registration Statement or the Prospectus relating to the Placement Securities;

(ii) files an annual report on Form 10-K under the Exchange Act;

(iii) files a quarterly report on Form 10-Q under the Exchange Act; or

(iv) files a report on Form 8-K containing amended financial information (other than an earnings release, or to otherwise “furnish” information pursuant to Items 2.02 or 7.01 of Form 8-K) under the Exchange Act; and

(2) at any other time reasonably requested by the Sales Agent (each such date of filing of one or more of the documents referred to in clauses (1)(i) through (iv) and any time of request pursuant to this Section 7(o) shall be a “Representation Date”), the Partnership shall furnish the Sales Agent with a certificate, in the form attached hereto as Exhibit E within three (3) Trading Days of any Representation Date. The requirement to provide a certificate under this Section 7(o) shall be waived for any Representation Date occurring at a time at which no Placement Notice (as amended by the corresponding Acceptance, if applicable) is pending, which waiver shall continue until the earlier to occur of the date the Partnership delivers a Placement Notice hereunder (which for such calendar quarter shall be considered a Representation Date) and the next occurring Representation Date; provided, however, that such waiver shall not apply for any Representation Date on which the Partnership files its annual report on Form 10-K. Notwithstanding the foregoing, if the Partnership subsequently decides to sell Placement Securities following a Representation Date when the Partnership relied on such waiver and did not provide the Sales Agent with a certificate under this Section 7(o), then before the Partnership delivers the Placement Notice or the Sales Agent sells any Placement Securities, the Partnership shall provide the Sales Agent with a certificate, in the form attached hereto as Exhibit E, dated the date of the Placement Notice.

(p) Legal Opinion of Vinson & Elkins L.L.P. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement and within three (3) Trading Days of each Representation Date with respect to which the Partnership is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Partnership shall cause to be furnished to the Sales Agent (i) a written opinion of Vinson & Elkins L.L.P. (“Partnership Counsel”), or other counsel satisfactory to the Sales Agent, in form and substance satisfactory to the Sales Agent and its counsel, dated the date that the opinion is required to be delivered, substantially similar to the form attached hereto as Exhibit D, modified, as necessary, to relate to the Registration Statement and the Prospectus as then amended or supplemented; provided, however, that in lieu of such opinion for subsequent Representation Dates, counsel may furnish the Sales Agent with a letter (a “Reliance Letter”) to the effect that the Sales Agent may rely on a prior opinion delivered under this Section 7(p) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(q) Legal Opinion of Andrews Kurth LLP. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement and within three (3) Trading Days of each Representation Date with respect to which the Partnership is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, Andrews Kurth LLP, counsel for the Sales Agent, shall furnish to the Sales Agent a written opinion, in form and substance satisfactory to the Sales Agent, dated the date that the opinion is required to be delivered; provided, however, that in lieu of such opinions for subsequent Representation Dates, counsel may furnish the Sales Agent with a letter (a “Reliance Letter”) to the effect that the Sales Agent may rely on a prior opinion delivered under this Section 7(q) to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented at such Representation Date).

(r) Comfort Letter. On or prior to the date that the first Securities are sold pursuant to the terms of this Agreement, within three (3) Trading Days of each Representation Date with respect to which the Partnership is obligated to deliver a certificate in the form attached hereto as Exhibit E for which no waiver is applicable, the Partnership shall cause its independent accountants (and any other independent accountants whose report is included in the Registration Statement or the Prospectus, pursuant to Rule 3-05 of Regulation S-X or otherwise) to furnish to the Sales Agent a letter (such letter or letters, as the case may be, the “Comfort Letter”), dated the date that such Comfort Letter is delivered, in form and substance satisfactory to the Sales Agent, (i) confirming that they are an independent registered public accounting firm within the meaning of the Securities Act, the Exchange Act and the PCAOB, (ii) stating, as of such date, the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings (the first such Comfort Letter, the “Initial Comfort Letter”) and (iii) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(s) Market Activities. The Partnership will not, directly or indirectly, (i) take any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Partnership to facilitate the sale or resale of the Securities or (ii) sell, bid for, or purchase the Securities to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Securities to be issued and sold pursuant to this Agreement other than the Sales Agent; provided, however, that the Partnership may bid for and purchase its LP Units in accordance with Rule 10b-18 under the Exchange Act and may otherwise take any action permitted by Regulation M under the Exchange Act; provided further, that no such bids or purchases in accordance with Rule 10b-18 under the Exchange Act shall be made by the Partnership during the three (3) Trading Days before or after any sale of any Securities pursuant to this Agreement.

(t) Insurance. The Partnership Entities shall maintain, or caused to be maintained, insurance in such amounts and covering such risks as is reasonable and customary for companies engaged in similar businesses in similar industries.

(u) Compliance with Laws. The Partnership Entities shall maintain, or cause to be maintained, all material environmental permits, licenses and other authorizations required by federal, state and local law in order to conduct their businesses as described in the Prospectus, and the Partnership Entities shall conduct their businesses, or cause their businesses to be conducted, in substantial compliance with such permits, licenses and authorizations and with applicable environmental laws, except where the failure to maintain or be in compliance with such permits, licenses and authorizations could not reasonably be expected to have a Material Adverse Effect.

(v) Investment Company Act. Each Partnership Entities will conduct its affairs in such a manner so as to reasonably ensure that it will not be or become, at any time prior to the termination of this Agreement, an “investment company,” as such term is defined in the Investment Company Act, assuming no change in the Commission’s current interpretation as to entities that are not considered an investment company.

(w) Securities Act and Exchange Act. The Partnership will use its best efforts to comply with all requirements imposed upon it by the Securities Act and the Exchange Act as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Placement Securities as contemplated by the provisions hereof and the Prospectus.

(x) No Offer to Sell. Other than a free writing prospectus (as defined in Rule 405 under the Securities Act) approved in advance in writing by the Partnership and the Sales Agent in its capacity as principal or agent hereunder, the Partnership (including its agents and representatives, other than the Sales Agent in its capacity as such) will not, directly or indirectly, make, use, prepare, authorize, approve or refer to any free writing prospectus relating to the Securities to be sold by the Sales Agent as principal or agent hereunder.

(y) Sarbanes-Oxley Act. The Partnership Entities will use their best efforts to comply with all effective applicable provisions of the Sarbanes-Oxley Act of 2002.

(z) Regulation M. If the Partnership has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Partnership or the LP Units, it shall promptly notify the Sales Agent and sales of the Placement Securities under this Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party.

SECTION 8. Payment of Expenses.

(a) The Partnership will pay all expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment and supplement thereto, (ii) the word processing, printing and delivery to the Sales Agent of this Agreement and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Placement Securities, (iii) the preparation, issuance and delivery of the certificates for the Placement Securities to the Sales Agent, including any transfer taxes and any capital duties, stamp duties or other duties or taxes payable upon the sale, issuance or delivery of the Placement Securities to the Sales Agent, (iv) the fees and disbursements of the counsel, accountants and other advisors to the Partnership, (v) the qualification or exemption of the Placement Securities under securities laws in accordance with the provisions of Section 7(e) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Sales Agent in connection therewith and in connection with the preparation of the Blue Sky Survey and any supplements thereto, (vi) the printing and delivery to the Sales Agent of copies of any permitted Free Writing Prospectus and the Prospectus and any amendments or supplements thereto and any costs associated with electronic delivery of any of the foregoing by the Sales Agent to investors, (vii) the preparation, printing and delivery to the Sales Agent of copies of the Blue Sky Survey, (viii) the fees and expenses of the Custodian and the transfer agent and registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Sales Agent in connection with, the review by FINRA of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Placement Securities on the NYSE, (xi) the reasonable fees, disbursements and expenses of counsel for the Sales Agent incurred by the Sales Agent in connection with the transactions and ongoing services contemplated by this Agreement.

SECTION 9. Conditions of the Sales Agent’s Obligations.

The obligations of the Sales Agent hereunder with respect to a Placement will be subject to the continuing accuracy and completeness of the representations and warranties of the Partnership contained in this Agreement or in certificates of any officer of the General Partner on behalf of the General Partner or the Partnership delivered pursuant to the provisions hereof, to the performance by the Partnership of its covenants and other obligations hereunder, and to the following further conditions:

(a) Effectiveness of Registration Statement. The Registration Statement and any Rule 462(b) Registration Statement shall have become effective and shall be available for (i) all sales of Placement Securities issued pursuant to all prior Placement Notices (each as amended by a corresponding Acceptance, if applicable) and (ii) the sale of all Placement Securities contemplated to be issued by any Placement Notice (each as amended by a corresponding Acceptance, if applicable).

(b) No Material Notices. None of the following events shall have occurred and be continuing: (i) receipt by the Partnership or any of its subsidiaries of any request for additional information from the Commission or any other federal or state governmental authority during the period of effectiveness of the Registration Statement, the response to which would require any post-effective amendments or supplements to the Registration Statement or the Prospectus; (ii) the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt by the Partnership of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Placement Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the occurrence of any event that makes any material statement made in the Registration Statement or the Prospectus, or any Issuer Free Writing Prospectus, or any material document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related Prospectus, or any Issuer Free Writing Prospectus, or such documents so that, in the case of the Registration Statement, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, that in the case of the Prospectus and any Issuer Free Writing Prospectus, it will not contain any materially untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c) No Misstatement or Material Omission. The Sales Agent shall not have advised the Partnership that the Registration Statement or Prospectus, or any Issuer Free Writing Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the reasonable opinion of Andrews Kurth LLP, counsel to the Sales Agent, is material, or omits to state a fact that, in the reasonable opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

(d) Material Changes. Except as contemplated in the Prospectus, or disclosed in the Partnership’s reports filed with the Commission, there shall not have been any material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Partnership and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business.

(e) Representation Certificate. The Sales Agent shall have received the certificate required to be delivered pursuant to Section 7(o) on or before the date on which delivery of such certificate is required pursuant to Section 7(o).

(f) Opinion of Partnership Counsel. The Sales Agent shall have received the opinion of Partnership Counsel required to be delivered pursuant to Section 7(p) on or before the date on which such delivery of such opinions is required pursuant to Section 7(p).

(g) Opinion of Counsel for the Sales Agent. The Sales Agent shall have received the opinion of counsel for the Sales Agent required to be delivered pursuant to Section 7(q) on or before the date on which such delivery of such opinion is required pursuant to Section 7(q).

(h) Accountant’s Comfort Letter. The Sales Agent shall have received the Comfort Letter required to be delivered pursuant Section 7(r) on or before the date on which such delivery of such opinion is required pursuant to Section 7(r).

(i) Approval for Listing. The Placement Securities shall have been approved for listing on NYSE, subject only to notice of issuance.

(j) No Suspension. Trading in the Securities shall not have been suspended on the NYSE.

(k) Additional Documents. On each date on which the Partnership is required to deliver a certificate pursuant to Section 7(o), counsel for the Sales Agent shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement.

(l) Securities Act Filings Made. All filings with the Commission required by Rule 424 under the Securities Act to have been filed prior to the issuance of any Placement Notice hereunder shall have been made within the applicable time period prescribed for such filing by Rule 424.

(m) Termination of Agreement. If any condition specified in this Section 9 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Sales Agent by notice to the Partnership, and such termination shall be without liability of any party to any other party except as provided in Section 8 hereof and except that, in the case of any termination of this Agreement, Sections 5, 10, 11, 12 and 21 hereof shall survive such termination and remain in full force and effect.

SECTION 10. Indemnification.

(a) Indemnification by the Partnership. The Partnership agrees to indemnify and hold harmless the Sales Agent, its directors, officers, employees and agents and its affiliates who have, or are alleged to have, participated in the sale of Securities hereunder, and each person, if any, who controls the Sales Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act as follows:

(i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of any untrue statement or alleged untrue statement of a material fact included in any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 10(d) below) any such settlement is effected with the written consent of the Partnership; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Sales Agent), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Partnership by the Sales Agent or an Alternative Agent expressly for use in the Registration Statement (or any amendment thereto), or in any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto).

(b) Indemnification by the Sales Agent. The Sales Agent agrees to indemnify and hold harmless the Partnership, the General Partner and its directors and each of its officers who signed the Registration Statement, and each person, if any, who controls the Partnership or the General Partner within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 10, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), any Issuer Free Writing Prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Partnership by the Sales Agent or an Alternative Agent expressly for use therein.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to the Sales Agent, its directors, officers, employees and agents and its affiliates who have, or are alleged to have, participated in the sale of Securities hereunder, and each person, if any, who controls the Sales Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by the Sales Agent; and counsel to the Partnership, the General Partner and its directors and each of its officers who signed the Registration Statement, and each person, if any, who controls the Partnership or the General Partner within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall be selected by the Partnership. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Sales Agent, its directors, officers, employees and agents and its affiliates who have, or are alleged to have, participated in the sale of Securities hereunder, and each person, if any, who controls the Sales Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Partnership, the General Partner and its directors and each of its officers who signed the Registration Statement, and each person, if any, who controls the Partnership or the General Partner within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 10 or Section 11 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel required to be reimbursed hereunder, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 10(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 11. Contribution.

If the indemnification provided for in Section 10 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Partnership on the one hand and the Sales Agent on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Partnership on the one hand and of the Sales Agent on the other hand in connection with the statements or omissions.

The relative benefits received by the Partnership on the one hand and the Sales Agent on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Partnership and the total commissions received by the Sales Agent bear to the total gross proceeds.

The relative fault of the Partnership on the one hand and the Sales Agent on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Partnership or by the Sales Agent and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Partnership and the Sales Agent agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 11 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 11, the Sales Agent shall not be required to contribute any amount in excess of the total commissions received by it in connection with the Securities sold by it under this Agreement.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 11, each director, officer, employee and agent of the Sales Agent and each affiliate of the Sales Agent who has, or is alleged to have, participated in the sale of Securities hereunder, and each person, if any, who controls the Sales Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Sales Agent, and each director of the General Partner, each officer of the General Partner who signed the Registration Statement, and each person, if any, who controls the Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Partnership.

SECTION 12. Representations, Warranties and Agreements to Survive Delivery.

All representations, warranties and agreements contained in this Agreement or in certificates of officers of the General Partner submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Sales Agent or controlling person, or by or on behalf of the Partnership, and shall survive delivery of the Securities to the Sales Agent.

SECTION 13. Termination of Agreement.

(a) Termination; General. The Sales Agent may terminate this Agreement with respect to its obligations hereunder, by notice to the Partnership, as hereinafter specified at any time (i) if there has been, since the time of execution of this Agreement or since the date as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Partnership and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Sales Agent, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Placement Securities has been suspended or limited by the Commission or the NYSE, or if trading generally on the NYSE or the Nasdaq Global Market has been suspended or limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by order of the Commission, the FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

(b) Termination by the Partnership. The Partnership shall have the right, by giving three (3) days’ notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(c) Termination by the Sales Agent. The Sales Agent shall have the right, by giving three (3) days’ notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time after the date of this Agreement.

(d) Automatic Termination. Unless earlier terminated pursuant to this Section 13, this Agreement shall automatically terminate upon the issuance and sale of all of the Placement Securities through the Sales Agent on the terms and subject to the conditions set forth herein with an aggregate sale price, together with the aggregate sale price of all LP Units sold under the Alternative Distribution Agreements, equal to the amount set forth in Section 1 of this Agreement.

(e) Continued Force and Effect. This Agreement shall remain in full force and effect unless terminated pursuant to Sections 13(a), (b), (c), or (d) above or otherwise by mutual agreement of the parties.

(f) Effectiveness of Termination. Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided, however, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Sales Agent or the Partnership, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Placement Securities, such Placement Securities shall settle in accordance with the provisions of this Agreement.

(g) Liabilities. If this Agreement is terminated pursuant to this Section 13, such termination shall be without liability of any party to any other party except as provided in Section 8 hereof, and except that, in the case of any termination of this Agreement, Section 5, Section 10, Section 11, Section 12, and Section 21 hereof shall survive such termination and remain in full force and effect.

SECTION 14. Notices.

Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Sales Agent, LLC shall be directed to Wells Fargo Securities, LLC at Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152, Attention: Equity Syndicate Department, fax no. (212) 214-5918. Notices to the Partnership or the General Partner shall be directed to Buckeye Partners, L.P., One Greenway Plaza, Suite 600, Houston, TX 77046, Attention: General Counsel, fax no. (610) 904-4006.

SECTION 15. Parties.

This Agreement shall inure to the benefit of and be binding upon the Sales Agent, the Partnership, the General Partner and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Sales Agent, the Partnership, the General Partner and their respective successors and the controlling persons, directors, officers, employees, agents and affiliates thereof referred to in Sections 10 and 11 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Sales Agent, the Partnership, the General Partner and their respective successors, and said controlling persons, directors, officers, employees, agents and affiliates and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Sales Agent shall be deemed to be a successor by reason merely of such purchase.

SECTION 16. Adjustments for Unit Splits.

The parties acknowledge and agree that all unit-related numbers contained in this Agreement shall be adjusted to take into account any unit split or similar event effected with respect to the Securities.

SECTION 17. Governing Law and Time; Consent to Jurisdiction.

THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUR OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any

Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

SECTION 18. Effect of Headings.

The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 19. Definitions.

As used in this Agreement, the following terms have the respective meanings set forth below:

“Applicable Time” means the time of each sale of any Securities or any securities pursuant to this Agreement.

“Class B Units” means the Class B units representing limited partner interests in the Partnership.

“Commission” means the Securities and Exchange Commission.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval system.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“GAAP” means generally accepted accounting principles.

“Investment Company Act” means the Investment Company Act of 1940, as amended.”

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Securities that (i) is required to be filed with the Commission by the Partnership, (ii) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) whether or not required to be filed with the Commission, or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) because it contains a description of the Securities or of the offering that does not reflect the final terms, and all free writing prospectuses that are listed in Exhibit F hereto, in each case in the form furnished (electronically or otherwise) to the Sales Agent for use in connection with the offering of the Securities.

“Lien” means any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

“NYSE” means the New York Stock Exchange.

“Organizational Documents” means (a) in the case of a corporation, its charter and bylaws; (b) in the case of a limited or general partnership, its partnership certificate, certificate of formation or similar organizational document and its partnership agreement; (c) in the case of a limited liability company, its articles of organization, certificate of formation or similar organizational documents and its operating agreement, limited liability company agreement, membership agreement or other similar agreement; (d) in the case of a trust, its certificate of trust, certificate of formation or similar organizational document and its trust agreement or other similar agreement; and (e) in the case of any other entity, the organizational and governing documents of such entity.

“Rule 164,” “Rule 172,” “Rule 405,” “Rule 415,” “Rule 424(b),” “Rule 430B,” “Rule 433” and “Rule 462(b)” refer to such rules under the Securities Act.

“Rule 462(b) Registration Statement” means a registration statement filed by the Partnership pursuant to Rule 462(b) for the purpose of registering any of the Securities under the Securities Act, including the documents incorporated by reference therein and the Rule 430A Information.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder or implementing the provisions thereof.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

All references in this Agreement to financial statements and schedules and other information that is “contained,” “included” or “stated” in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information that is incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

All references in this Agreement to the Registration Statement, any Rule 462(b) Registration Statement, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR; all references in this Agreement to any Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectuses that, pursuant to Rule 433, are not required to be filed with the Commission) shall be deemed to include the copy thereof filed with the Commission pursuant to EDGAR; and all references in this Agreement to “supplements” to the Prospectus shall include, without limitation, any supplements, “wrappers” or similar materials prepared in connection with any offering, sale or private placement of any Placement Securities by the Sales Agent outside of the United States.

SECTION 20. Permitted Free Writing Prospectuses.

The Partnership represents, warrants and agrees that, unless it obtains the prior consent of the Sales Agent, and the Sales Agent represents, warrants and agrees that, unless it obtains the prior consent of the Partnership, it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Sales Agent or by the Partnership, as the case may be, is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Partnership represents and warrants that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rule 433 applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. For the purposes of clarity, the parties hereto agree that all free writing prospectuses, if any, listed in Exhibit F hereto are Permitted Free Writing Prospectuses.

SECTION 21. Absence of Fiduciary Relationship.

The Partnership acknowledges and agrees that:

(a) The Sales Agent is acting solely as agent and/or principal in connection with the public offering of the Securities and in connection with each transaction contemplated by this Agreement and the process leading to such transactions, and no fiduciary or advisory relationship between the Partnership or any of its respective affiliates, stockholders (or other equity holders), creditors or employees or any other party, on the one hand, and the Sales Agent, on the other hand, has been or will be created in respect of any of the transactions contemplated by this Agreement, irrespective of whether or not the Sales Agent has advised or is advising the Partnership on other matters, and the Sales Agent has no obligation to the Partnership with respect to the transactions contemplated by this Agreement except the obligations expressly set forth in this Agreement;

(b) the minimum public offering price of the Securities, if any, set forth in any Placement Notice (as amended by the corresponding Acceptance, if applicable) will not be established by the Sales Agent;

(c) it is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

(d) the Sales Agent has not provided any legal, accounting, regulatory or tax advice with respect to the transactions contemplated by this Agreement and it has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate;

(e) it is aware that the Sales Agent and its respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Partnership, and the Sales Agent has no obligation to disclose such interests and transactions to the Partnership by virtue of any fiduciary, advisory or agency relationship or otherwise; and

(f) it waives, to the fullest extent permitted by law, any claims it may have against the Sales Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Sales Agent shall not have any liability (whether direct or indirect, in contract, tort or otherwise) to it in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on its behalf or in right of it or the Partnership, employees or creditors of Partnership.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Partnership a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Sales Agent and the Partnership in accordance with its terms.

Very truly yours,

BUCKEYE GP LLC

By:
Name:
Title:

BUCKEYE PARTNERS, L.P.
By:	Buckeye GP LLC, its general partner

By:
Name:
Title:

CONFIRMED AND ACCEPTED, as of the date first above written:

WELLS FARGO SECURITIES, LLC

By
Authorized Signatory

EXHIBIT A

FORM OF PLACEMENT NOTICE

From:         [                     ]

Cc:             [                     ]

To:             [                    ]

Subject: Equity Distribution—Placement Notice

Gentlemen:

Pursuant to the terms and subject to the conditions contained in the Equity Distribution Agreement between Buckeye Partners, L.P. (the “Partnership”), Buckeye GP LLC and                      dated May 21, 2013 (the “Agreement”), I hereby request on behalf of the Partnership that                      sell up to                      of the Partnership’s limited partnership units representing limited partner interests in the Partnership (“LP Units”), at a minimum market price of $                     per LP Unit.

[ADDITIONAL SALES PARAMETERS MAY BE ADDED, SUCH AS THE TIME PERIOD IN WHICH SALES ARE REQUESTED TO BE MADE, SPECIFIC DATES THE SHARES MAY NOT BE SOLD ON, THE MANNER IN WHICH SALES ARE TO BE MADE BY THE SALES AGENT, AND/OR THE CAPACITY IN WHICH THE SALES AGENT MAY ACT IN SELLING THE SECURITIES (AS PRINCIPAL, AGENT, OR BOTH)]

A-1

EXHIBIT B

AUTHORIZED INDIVIDUALS FOR PLACEMENT NOTICES AND ACCEPTANCES

Sales Agent

Partnership

B-1

EXHIBIT C

SUBSIDIARIES OF THE PARTNERSHIP

[Reserved]

C-1

EXHIBIT D

FORM OF OPINION OF PARTNERSHIP COUNSEL

(a) The General Partner is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with full limited liability company power and authority to own or lease, as the case may be, and to operate its properties and conduct the Partnership’s business as described in the Registration Statement and the Prospectus and to act as the general partner of the Partnership, to execute and deliver each Distribution Agreement on behalf of itself and on behalf of the Partnership, as the general partner thereof, and to perform its obligations under each Distribution Agreement; and is duly qualified or registered to do business as a foreign limited liability company in, and is in good standing under the laws of, each jurisdiction listed across from its name on Schedule I hereof.

(b) The Partnership is validly existing as a limited partnership in good standing under the laws of the State of Delaware, with full partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver each Distribution Agreement, to perform its obligations under each Distribution Agreement and to issue, sell and deliver the Securities as contemplated by Distribution Agreement; and is duly qualified or registered to do business as a foreign limited partnership in, and is in good standing under the laws of, each jurisdiction listed across from its name on Schedule I hereof.

(c) Our opinion that was filed as Exhibit 8.1 to the Partnership’s Current Report on Form 8-K on the date hereof and is incorporated by reference into the Registration Statement is confirmed, and each Agent may rely upon such opinion as if it were addressed to such Agent.

(d) The Securities to be sold by the Partnership pursuant to each Distribution Agreement have been duly and validly authorized and, when issued and delivered to and paid for by the applicable Agent pursuant to the applicable Distribution Agreement, will be fully paid and nonassessable (except to the extent such nonassessability may be affected by Sections 17-607 and 17-804 of the DRULPA); the Securities are free of statutory preemptive rights and, to our knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Securities have been duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the New York Stock Exchange; the form of certificate for the LP Units conforms in all material respects with the requirements of the Partnership Agreement; the holders of outstanding LP Units of the Partnership are not entitled to statutory, preemptive or, to our knowledge, other similar contractual rights to subscribe for the Securities; and, except as set forth in the Registration Statement and the Prospectus, to our knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, partnership or ownership interests in the Partnership are outstanding.

(e) To our knowledge, there are no actions, suits or proceedings pending, threatened or contemplated by or before any court or governmental agency, authority or body or any arbitrator involving any of the Partnership Entities or to which any of their respective directors or officers in such capacity is a party or any of their respective properties is subject, at law or in equity, of a character required to be disclosed in the Registration Statement or the Prospectus which is not disclosed as required, and to our knowledge, there are no contracts, agreements or other documents of a character required to be described in the Registration Statement or the Prospectus, or to be filed as an exhibit thereto, which are not so described or filed as required.

(f) The authorized outstanding partnership interests of the Partnership and the Securities conform in all material respects to the description thereof contained in each of the Registration Statement and the Prospectus.

(g) The Registration Statement was declared effective under the Securities Act on December 6, 2011. The Prospectus has been filed pursuant to Rule 424(b) under the Securities Act in the manner and within the time period required by Rule 424(b) and in compliance with Rule 430B under the Securities Act. To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or threatened.

(h) The conditions to the use of Form S-3 in connection with the offering and sale of the Securities as contemplated by the Distribution Agreements have been satisfied.

(i) The Registration Statement, on the latest Effective Date and on the date hereof, the Prospectus, when filed with the Commission pursuant to Rule 424(b) and on the date hereof, appear on their face to be appropriately responsive as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except as to the financial statements and schedules, accounting information and other financial or accounting data derived therefrom, contained in such documents or omitted therefrom, as to which we express no opinion).

(j) None of the Partnership Entities is, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectus, will be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(k) No consent, waiver, notice, approval, authorization, filing with or order of, or any other action by, any federal, state or local governmental or regulatory commission, board, body, authority, agency or court is required in connection with the issuance, offering and sale of the

Securities or consummation of the transactions contemplated in each Distribution Agreement, except such as (A) may be required under the blue sky laws of any jurisdiction in connection with the sale of LP Units by any Agent in the manner contemplated by the applicable Distribution Agreement and in the Registration Statement and the Prospectus or (B) have been obtained (other than such consents, waivers, notices, approvals, authorizations, filings or orders that, if not obtained, individually or in the aggregate, would not have a material adverse effect on the performance of such Distribution Agreement or the consummation of any of the transactions contemplated thereby).

(l) None of (A) the offer, issue or sale of the Securities or (B) the execution, delivery or performance of each Distribution Agreement by the General Partner or the Partnership or the consummation of the transactions contemplated by each Distribution Agreement, or the fulfillment of the terms thereof, will result in a breach or violation of, event of default under (or constitute any event which with notice, lapse of time or both would result in any breach of or constitute a default under), or imposition of any lien, charge or encumbrance upon any property or assets of any of the Partnership Entities pursuant to, (1) the constituent documents of any of the Partnership Entities, (2) any agreement filed as an exhibit to the Partnership’s Form 10-K for the year ended December 31, 2012 or any subsequent reports filed under the Exchange Act by the Partnership or (3) any applicable law of the United States of America, the laws of the State of Texas, the DRULPA or the DLLCA, excluding in the case of clauses (2) and (3) any such breaches, violations, events of defaults or impositions as would not have a Material Adverse Effect.

(m) To our knowledge, except as disclosed in the Registration Statement and the Prospectus, no person has the right to require the registration under the Securities Act of any securities of the Partnership or to include any such securities in the Registration Statement or the offering contemplated by any Distribution Agreement, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Securities as contemplated by such Distribution Agreement or otherwise.

(n) The Partnership Agreement has been duly authorized, executed and delivered by the General Partner and is a valid and legally binding agreement of the General Partner, enforceable against the General Partner in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

(o) Each document filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus (except for the financial statements and financial schedules and accounting information and other financial and accounting data included therein, as to which we express no opinion) appeared on its face to be appropriately responsive as of its filing date as to form in all material respects to the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder.

(p) Each Distribution Agreement has been duly authorized, executed and delivered by each of the General Partner, individually, and the General Partner on behalf of the Partnership.

(q) The Partnership has all requisite limited partnership power and authority to issue, sell and deliver Securities in accordance with and upon the terms and conditions set forth in each Distribution Agreement, the Partnership Agreement, the Registration Statement and the Prospectus, and to consummate the transactions contemplated by each Distribution Agreement. All partnership or limited liability company action required to be taken by the Partnership, any of its unitholders or any of the Partnership Entities for the execution and delivery of each Distribution Agreement and the consummation of the transactions contemplated by each Distribution Agreement have been validly taken.

In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States of America, the laws of the States of New York and Texas, the Delaware Revised Uniform Limited Partnership Act and the Delaware Limited Liability Company Act.

Such counsel shall also have furnished to each Agent a written statement, addressed to such Agent, in form and substance satisfactory to such Agent, to the effect that such counsel has reviewed the Registration Statement and the Prospectus and participated in conferences with officers and other representatives of the General Partner and the Partnership, representatives of the independent public accountants of the Partnership and representatives of the Agents at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and that based on the foregoing, nothing has come to the attention of such counsel that causes it to believe that:

(i) the Registration Statement, as of the time of most recent effectiveness, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; or

(ii) the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

except that in each case such counsel need express no belief with respect to the financial statements and notes and schedules thereto or other financial or accounting data contained or incorporated by reference in or omitted from the Registration Statement or the Prospectus. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except to the extent set forth in paragraphs (c), (e) and (f) above.

EXHIBIT E

OFFICER CERTIFICATE

The undersigned, the duly qualified and elected                      of Buckeye GP LLC (the “General Partner”), a Delaware limited liability company and the general partner of Buckeye Partners, L.P., a Delaware limited partnership (the “Partnership”), does hereby certify in such capacity and on behalf of the Partnership, pursuant to Section 7(o) of the Equity Distribution Agreement dated May 21, 2013 (the “Agreement”) between the Partnership, the General Partner and                      (the “Sales Agent”), that to the knowledge of the undersigned:

(i) Except as set forth on Schedule A hereto and as set forth in (iii) below, the representations and warranties of the Partnership in Section 6 of the Agreement (A) to the extent such representations and warranties are subject to qualifications and exceptions contained therein relating to materiality or Material Adverse Effect, are true and correct on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof, except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date, and (B) to the extent such representations and warranties are not subject to any qualifications or exceptions, are true and correct in all material respects as of the date hereof as if made on and as of the date hereof with the same force and effect as if expressly made on and as of the date hereof except for those representations and warranties that speak solely as of a specific date and which were true and correct as of such date;

(ii) The Partnership has complied in all material respects with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to the Agreement at or prior to the date hereof (other than those conditions waived by the Sales Agent); and

(iii) As of the date hereof, the limited partners of the Partnership hold LP Units in the Partnership aggregating a 100% limited partner interest in the Partnership, represented by [—] LP Units and [—] Class B Units; such LP Units and Class B Units are the only limited partner interests of the Partnership that are issued and outstanding.

E-1

EXHIBIT F

ISSUER FREE WRITING PROSPECTUSES

[List or state “None”]

F-1